UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2022

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If  an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05. Costs Associated with Exit or Disposal Activities
On May 10, 2022, FB Financial Corporation (the “Company”) announced the restructuring of its Mortgage segment, including the discontinuation of its national mortgage internet delivery channel, Real Genius, formerly known as ConsumerDirect (the “Direct-to-Consumer channel”), which is one of two delivery channels in the Mortgage segment (the “Restructuring”). These efforts are being undertaken by the Company as a result of recent margin compression, reduced volumes due to excess capacity in the industry, refinance fatigue, and a shortage of housing inventory in the Company’s markets, which impacts the Direct-to-Consumer channel. We believe this realignment of our Mortgage segment will allow us to direct resources to our traditional consumer mortgage retail channel, which has historically yielded more predictable and consistent results and is expected to provide regulatory capital relief resulting from mortgage servicing rights and produce lower interest rate lock volume and consequently, mortgage banking income going forward.
The Restructuring commenced on May 10, 2022. For the three months ended March 31, 2022 and 2021, the Direct-to-Consumer channel comprised 43.4% and 50.2% of the Company’s total interest rate lock volume and 50.7% and 52.8% of the Company’s sales volume, respectively. As a result of exiting the Direct-to-Consumer channel, the Company expects to incur total pre-tax restructuring charges of approximately $11.0 million to $13.0 million through the remainder of 2022, with personnel cost comprising approximately 80%, contractual terminations comprising approximately 10%, and write-downs of premises and equipment comprising approximately 10% of the total pre-tax charges. The Company expects to halt operations in this channel prior to the fourth quarter of 2022.
All of the above costs and associated percentages are best estimates prepared under U.S. generally accepted accounting principles and are subject to change. The Company plans to continue originating and selling residential mortgage loans within its Mortgage segment through its traditional consumer mortgage retail channel, retain mortgage servicing rights, and continue holding residential 1-4 family mortgage loans in its loan portfolio.
Cautionary Note Regarding Forward Looking Statements
Certain statements contained in this current report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements include, without limitation, those statements relating to the expected completion date of the Restructuring, the timing and amounts of charges, and other statements of expectations regarding the mortgage market and the Restructuring. These statements, which are based upon certain assumptions and estimates and describe the Company’s future plans, results, strategies and expectations, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict and that are beyond the Company’s control. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this current report, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this current report including, without limitation, the successful wind down of the Direct-to-Consumer channel, including within the expected timeframe, the occurrence of unexpected additional charges or expenses, the precautionary statements included in this current report, and the risks and other factors set forth in the Company’s most recent Annual Report on Form 10-K under the captions “Cautionary note regarding forward-looking statements” and “Risk factors” and periodic and current reports on Forms 10-Q and 8-K. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this current report, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

	By:	/s/ Michael M. Mettee
Michael M. Mettee
Chief Financial Officer
Date: May 10, 2022		(Principal Financial Officer)